                                                                     EXHIBIT 4.1


   COMMON STOCK                                              COMMON STOCK

      NUMBER                                                    SHARES

  C-


                        CONTINENTAL NATURAL GAS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA


                                                       CUSIP 211789 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


      This certifies that









      Is the record holder of




 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER
                                  SHARE, OF


-------------------------CONTINENTAL NATURAL GAS, INC---------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

    This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the facsimilie seal of the Corporation and the facsimilie signatures of its duly authorized officers.

DATED:



                                    [SEAL]

 /s/ [ILLEGIBLE]                                              /s/ [ILLEGIBLE]
      SECRETARY                                                    PRESIDENT



 BANKNOTE CORP. OF AMERICA WALL ST. 1-707030-942. PROOF #1-CONTINENTAL NATURAL
                           GAS, INC. 7/22/97   ALW



COUNTERSIGNED AND REGISTERED:
     BANKBOSTON, N.A.


BY: /s/  [ILLEGIBLE]                                   TRANSFER AGENT
                                                        AND REGISTRAR
                                                 AUTHORIZED SIGNATURE

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIF GIFT MIN ACT --          Custodian
                                                                  -----------------------------
TEN ENT -- as tenants by the entireties                           (Cust)                (Minor)

JT TEN  -- as joint tenants with right                            Act
           of survivorship and not as                             -----------------------------
           tenants in common                                                  (State)

   FOR VALUE RECEIVED, ________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

[                                         ]
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--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE)

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_____________________________________________________________________ Shares of
the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________
______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     ---------------------



                                ------------------------------------------------
                         NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.